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EXHIBIT 32.2

CHIEF FINANCIAL OFFICER
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code), I, Bruce Hart, Chief Financial Officer of Union Bancorp, Inc. (the "Company"), hereby certify that, to the best of my knowledge, the Company's Form 10-Q for the quarter ended June 30, 2013 (the "Report"):

  1.
  fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the quarter ended June 30, 2013.

Date: September 23, 2013	By:	/s/ BRUCE HART Bruce Hart Chief Financial Officer

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  EXHIBIT 32.2
CHIEF FINANCIAL OFFICER CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002